Waddell & Reed Advisors
                         Continental
                         Income Fund

                         Annual
                         Report
                         -----------------
                         June 30, 2002

CONTENTS

         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        16     Statement of Assets and Liabilities

        17     Statement of Operations

        18     Statement of Changes in Net Assets

        19     Financial Highlights

        23     Notes to Financial Statements

        29     Independent Auditors' Report

        30     Income Tax Information

        31     Directors & Officers

        40     Annual Privacy Notice

        42     Householding Notice














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Continental Income Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
-----------------------------------------------------------------
  June 30, 2002

An interview with Cynthia P. Prince-Fox, portfolio manager of Waddell & Reed Advisors Continental Income Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Continental Income Fund, Inc. for the fiscal year ended June 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
Considering the difficult environment for equities, the Fund did comparatively well, as it outperformed its stock benchmark index during the year, although it underperformed its bond benchmark index. The Class A shares of the Fund declined 8.04 percent, before the impact of sales load and, including the impact of sales load, declined 13.33 percent. Because the Fund was positioned defensively during much of the fiscal year, the returns were better than the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 18.02 percent during the year. The Salomon Brothers Treasury/Government Sponsored/Corporate Index (reflecting the performance of securities generally representing the bond market) increased 7.99 percent for the year, while the Lipper Balanced Funds Universe Average (representing the universe of funds with similar investment objectives) declined
8.57 percent for the year. Multiple indexes are presented because the Fund invests in stocks and bonds, as well as other instruments. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes and the Lipper category do not reflect a sales load.

Why did the Fund outperform its stock benchmark index, yet lag its bond benchmark index, during the fiscal year?
Overall, maintaining a relatively defensive position and focusing on companies that we felt had more predictable cash flows, even in a difficult economy, helped the Fund's performance. We reduced or eliminated a few positions where we felt the future growth of the company might be hampered, given actual or potential changes in accounting/disclosure statements. We feel this process helped us avoid some of the major controversies during the last 12 months. The most significant drag on performance came from our entertainment and health care holdings. On the fixed income side, our holdings had a slightly longer duration than the benchmark and were primarily invested in high-quality government treasuries.

What other market conditions or events influenced the Fund's performance during the fiscal year?
A wide variety of events have combined to provide some positive and some negative impact on the markets in general. The most noteworthy negative came from the tragic attacks in September and the subsequent implications for the U.S., in general, as we wage a war against terrorism. The second most important negative impact has been the discovery of fraudulent accounting practices by a number of large corporations. Unfortunately these discoveries have been occurring for several quarters, weighing heavily on investor confidence. On the positive side, the Federal Reserve has responded with further easing in both monetary and fiscal policy, in hopes of lending support to the overall economy. This, coupled with lower energy prices, has helped to maintain consumer-spending trends. In summary, negatives have clearly outweighed the positives and the markets have responded accordingly.

What strategies and techniques did you employ that specifically affected the Fund's performance?
A primary strategy, which we believe worked well, was to reduce our exposure to individual securities where we felt the future growth of the company might be impaired, based on their ability to access the financial markets for future capital needs. We concurrently increased our weightings in more defensive areas. We also maintained a high-quality fixed income portfolio and retained some cash on the sidelines.

What industries or sectors did you emphasize during the last fiscal year, and what looks attractive to you going forward?
Overall, we placed the greatest emphasis on the energy and health care industries. We still feel that these are strong areas that deserve our focus as we move through an uncertain economic environment. We also maintained an overweighted position in the retail industry, despite an uncertain economic environment, as we felt some of our key holdings would be in a position for growth during the difficult environment. Looking forward, we intend to focus on companies and sectors that we feel will benefit during an improving economy.



Respectfully,


Cynthia P. Prince-Fox
Manager
Waddell & Reed Advisors
Continental Income Fund, Inc.

Comparison of Change in Value of $10,000 Investment

         Waddell & Reed                    Salomon
               Advisors                   Brothers
            Continental                  Treasury/         Lipper
                 Income                 Government       Balanced
            Fund, Inc.,         S&P     Sponsored/          Funds
                  Class         500      Corporate       Universe
               A Shares       Index          Index        Average
               ---------  ---------     ----------     ----------
  03-31-93      9,425        10,000         10,000         10,000
  03-31-94     10,028        10,147         10,286         10,315
  03-31-95     10,669        11,727         10,760         11,084
  03-31-96     13,155        15,492         11,941         13,448
  03-31-97     13,931        18,550         12,480         14,933
  03-31-98     17,442        27,462         14,032         19,219
  03-31-99     18,031        32,550         14,949         20,654
  03-31-00     20,981        38,465         15,186         22,911
  03-31-01     19,805        30,059         17,086         21,252
  06-30-01     20,266        31,817         17,134         21,992
  06-30-02     18,636        26,083         18,503         20,108

==== Waddell & Reed Advisors Continental Income Fund, Inc., Class A Shares(1) --
     $18,636
++++ S&P 500 Index  -- $26,083
**** Salomon Brothers Treasury/Government Sponsored/Corporate Index - $18,503 ---- Lipper Balanced Funds Universe Average -- $20,108

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.


Average Annual Total Return(2)
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
 1-year period ended
   6-30-02       -13.33%      -12.46%    -8.95%  -7.77%
 5-year period ended
   6-30-02         2.87%        ---      ---      4.36%
10-year period ended
   6-30-02         7.61%        ---      ---       ---
Since inception of
   Class(3) through
   6-30-02          ---        -1.56%    -0.68%   6.32%

 (2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)10-4-99 for Class B shares, 10-5-99 for Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF CONTINENTAL INCOME FUND
--------------------------------------------------------------
Continental Income Fund

GOALS
Seeks to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, the Fund seeks long-term appreciation of capital.

Strategy
Invests primarily in income-producing securities including: equity securities of medium to large, well-established companies, that are usually dividend producing securities; and debt securities, that are typically either U.S. Government securities or investment-grade corporate bonds.

Founded
1970

Scheduled Dividend Frequency
Quarterly (March, June, September, December)



Performance Summary -- Class A Shares
           Per Share Data
For the Fiscal Year Ended June 30, 2002
------------------------------------------
Dividends paid                  $0.12
                                =====

Capital gains distribution      $0.03
                                =====

Net asset value on
   6-30-02  $6.29 adjusted to: $ 6.32(A)
   6-30-01                       7.00
                               ------
Change per share               $(0.68)
                               ======

 (A)This number includes the capital gains distribution of $0.03 paid in December 2001 added to the actual net asset value on June 30, 2002.

   Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF CONTINENTAL INCOME FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-02       -13.33%    -8.04%        -12.46%         -8.86%
 5-year period
  ended 6-30-02         2.87%     4.09%           ---            ---
10-year period
  ended 6-30-02         7.61%     8.25%           ---            ---
Since inception
  of Class (F)           ---       ---          -1.56%         -0.69%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period                        Class C(B)          Class Y(C)
                              ----------          ----------
 1-year period
  ended 6-30-02  .............   -8.95%              -7.77%
 5-year period
  ended 6-30-02  .............     ---                4.36%
10-year period
  ended 6-30-02  .............     ---                 ---
Since inception
  of Class(D)  ...............   -0.68%               6.32%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-5-99 for Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF CONTINENTAL INCOME FUND
--------------------------------------------------------------
Portfolio Highlights

On June 30, 2002, Waddell & Reed Advisors Continental Income Fund, Inc. had net assets totaling $486,864,097 invested in a diversified portfolio of:

 58.44%  Common Stocks
 26.68%  United States Government Securities
  8.32%  Cash and Cash Equivalents
  5.96%  Corporate Debt Securities
  0.60%  Preferred Stock


As a shareholder of Waddell & Reed Advisors Continental Income Fund, Inc., for every $100 you had invested on June 30, 2002, your Fund owned:

 $26.68  United States Government Securities
  10.36  Financial Services Stocks
   9.10  Health Care Stocks
   8.32  Cash and Cash Equivalents
   7.30  Technology Stocks
   6.57  Consumer Goods Stocks
   5.96  Corporate Debt Securities
   5.58  Energy Stocks
   4.48  Retail Stocks
   4.07  Consumer Services Stocks
   4.02  Utilities Stocks
   2.77  Capital Goods Stocks
   2.52  Raw Materials Stocks
   1.04  Shelter Stocks
   0.63  Multi-Industry Stocks
   0.60  Preferred Stock

THE INVESTMENTS OF CONTINENTAL INCOME FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS
Aircraft - 2.33%
 Lockheed Martin Corporation  ............   163,000 $ 11,328,500
                                                     ------------

Banks - 3.12%
 Morgan (J.P.) Chase & Co.  ..............    90,000    3,052,800
 U.S. Bancorp  ...........................   242,000    5,650,700
 Wells Fargo & Company  ..................   130,000    6,507,800
                                                     ------------
                                                       15,211,300
                                                     ------------

Beverages - 1.03%
 Anheuser-Busch Companies, Inc.  .........   100,000    5,000,000
                                                     ------------

Broadcasting - 1.39%
 Clear Channel Communications, Inc.*  ....    75,000    2,401,500
 Fox Entertainment Group, Inc., Class A*     200,000    4,350,000
                                                     ------------
                                                        6,751,500
                                                     ------------

Capital Equipment - 1.96%
 Cooper Cameron Corporation*  ............    85,000    4,115,700
 Ingersoll-Rand Company Limited, Class A .    70,500    3,219,030
 Parker Hannifin Corporation  ............    46,100    2,203,119
                                                     ------------
                                                        9,537,849
                                                     ------------

Chemicals -- Petroleum and Inorganic - 0.71%
 Dow Chemical Company (The)  .............   100,000    3,438,000
                                                     ------------

Chemicals -- Specialty - 1.04%
 Air Products and Chemicals, Inc.  .......   100,000    5,047,000
                                                     ------------

Computers -- Micro - 1.40%
 Apple Computer, Inc.*  ..................   127,400    2,256,891
 Dell Computer Corporation*  .............   175,000    4,578,875
                                                     ------------
                                                        6,835,766
                                                     ------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Computers -- Peripherals - 1.79%
 Amdocs Limited*  ........................    65,000 $    490,750
 Microsoft Corporation*  .................   151,000    8,249,130
                                                     ------------
                                                        8,739,880
                                                     ------------

Cosmetics and Toiletries - 0.58%
 Estee Lauder Companies Inc. (The), Class A   80,000    2,816,000
                                                     ------------

Electronic Components - 0.94%
 Analog Devices, Inc.*  ..................    42,000    1,247,400
 Texas Instruments Incorporated  .........   140,000    3,318,000
                                                     ------------
                                                        4,565,400
                                                     ------------

Electronic Instruments - 0.84%
 Applied Materials, Inc.*  ...............   215,200    4,108,168
                                                     ------------

Farm Machinery - 0.81%
 Deere & Company  ........................    82,000    3,927,800
                                                     ------------

Food and Related - 2.02%
 ConAgra Foods, Inc.  ....................   219,100    6,058,115
 Sara Lee Corporation*  ..................   183,700    3,791,568
                                                     ------------
                                                        9,849,683
                                                     ------------

Forest and Paper Products - 1.04%
 International Paper Company  ............   116,000    5,055,280
                                                     ------------

Gold and Precious Metals - 0.77%
 Barrick Gold Corporation  ...............   197,952    3,759,108
                                                     ------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Health Care -- Drugs - 3.75%
 Forest Laboratories, Inc.*  .............    45,400 $  3,214,320
 Pfizer Inc.  ............................   239,750    8,391,250
 Pharmacia Corporation  ..................   177,630    6,652,244
                                                     ------------
                                                       18,257,814
                                                     ------------

Health Care -- General - 2.75%
 Bristol-Myers Squibb Company  ...........   100,000    2,570,000
 Johnson & Johnson  ......................    75,700    3,956,082
 Wyeth  ..................................   133,800    6,850,560
                                                     ------------
                                                       13,376,642
                                                     ------------

Hospital Supply and Management - 2.60%
 HCA - The Healthcare Company  ...........   160,000    7,600,000
 Health Management Associates, Inc.,
   Class A* ..............................   250,000    5,037,500
                                                     ------------
                                                       12,637,500
                                                     ------------

Household - Major Appliances - 0.88%
 Maytag Corporation*  ....................   100,000    4,265,000
                                                     ------------

Insurance -- Property and Casualty - 3.29%
 Berkshire Hathaway Inc., Class B*  ......     3,000    6,702,000
 Hartford Financial Services
   Group Inc. (The) ......................   100,000    5,947,000
 Lincoln National Corporation  ...........    80,000    3,360,000
                                                     ------------
                                                       16,009,000
                                                     ------------

Leisure Time Industry - 0.83%
 Walt Disney Company (The)  ..............   213,300    4,031,370
                                                     ------------

Motion Pictures - 0.53%
 AOL Time Warner Inc.*  ..................   175,000    2,574,250
                                                     ------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Motor Vehicle Parts - 0.31%
 Eaton Corporation .......................    20,700 $  1,505,925
                                                    --------------

Multiple Industry - 0.63%
 3M Company ..............................    24,900    3,062,700
                                                    --------------

Petroleum -- Canada - 0.72%
 Nabors Industries Ltd.* .................   100,000    3,530,000
                                                    --------------

Petroleum -- Domestic - 1.96%
 Anadarko Petroleum Corporation  .........    25,500    1,257,150
 Burlington Resources Inc.  ..............   218,600    8,306,800
                                                    --------------
                                                        9,563,950
                                                    --------------

Petroleum -- International - 2.45%
 Amerada Hess Corporation ................    50,000    4,125,000
 Exxon Mobil Corporation  ................   191,338    7,829,551
                                                       ----------
                                                       11,954,551
                                                    --------------

Petroleum -- Services - 0.45%
 Schlumberger Limited  ...................    46,800    2,176,200
                                                     ------------

Publishing - 1.32%
 New York Times Company (The), Class A  ..   125,000    6,437,500
                                                     ------------

Restaurants -- 1.30%
 McDonald's Corporation  .................   222,100    6,318,745
                                                     ------------

Retail -- General Merchandise - 1.74%
 Target Corporation  .....................   128,000    4,876,800
 Wal-Mart Stores, Inc.  ..................    65,000    3,575,650
                                                     ------------
                                                        8,452,450
                                                     ------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Retail -- Specialty Stores - 1.44%
 Home Depot, Inc. (The)  .................   100,000 $  3,673,000
 RadioShack Corporation  .................   111,600    3,354,696
                                                     ------------
                                                        7,027,696
                                                     ------------

Security and Commodity Brokers - 3.95%
 American Express Company  ...............   135,000    4,903,200
 Fannie Mae  .............................    90,000    6,637,500
 Goldman Sachs Group, Inc. (The)  ........    50,000    3,667,500
 Morgan Stanley Dean Witter & Co.  .......    93,900    4,045,212
                                                     ------------
                                                       19,253,412
                                                     ------------
Tobacco - 1.75%
 Philip Morris Companies Inc.  ...........   195,000    8,517,600
                                                     ------------

Utilities -- Electric - 1.70%
 Allegheny Energy, Inc. ..................   135,000    3,476,250
 Exelon Corporation  .....................    92,150    4,819,445
                                                     ------------
                                                        8,295,695
                                                     ------------

Utilities -- Telephone - 2.32%
 BellSouth Corporation  ..................   135,400    4,265,100
 Cox Communications, Inc., Class A*  .....   150,400    4,143,520
 SBC Communications Inc.  ................    95,000    2,897,500
                                                     ------------
                                                       11,306,120
                                                     ------------

TOTAL COMMON STOCKS - 58.44%                         $284,525,354
 (Cost: $269,972,651)

PREFERRED STOCK - 0.60%
Utilities -- Telephone
 Cox Communications, Inc.,
   7.0%, Convertible .....................    71,000 $  2,893,960
                                                     ------------
 (Cost: $3,550,000)


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Air Transportation - 0.76%
 Southwest Airlines Co.,
   7.875%, 9-1-07 ........................   $ 3,300 $  3,725,598
                                                     ------------

Beverages - 0.96%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................     4,500    4,689,023
                                                     ------------

Broadcasting - 0.16%
 Comcast Corporation, ZONES, Convertible,
   2.0%, 10-15-29 ........................     2,750      759,412
                                                     ------------

Communications Equipment - 0.21%
 Corning Incorporated, Convertible,
   0.0%, 11-8-15 .........................     2,000    1,000,000
                                                     ------------

Finance Companies - 0.55%
 BellSouth Savings and Security ESOP Trust,
   9.125%, 7-1-03 ........................       816      839,057
 California Infrastructure and Economic Development
   Bank, Special Purpose Trust SCE-1,
   6.38%, 9-25-08 ........................     1,750    1,859,246
                                                     ------------
                                                        2,698,303
                                                     ------------

Health Care -- General - 0.51%
 American Home Products Corporation,
   7.9%, 2-15-05 .........................     2,250    2,474,993
                                                     ------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Multiple Industry - 1.90%
 General Electric Capital Corporation,
   8.3%, 9-20-09 .........................    $6,500 $  7,415,142
 Tyco International Group S.A.,
   6.375%, 6-15-05........................     2,250    1,843,560
                                                     ------------
                                                        9,258,702
                                                     ------------

Utilities - Telephone - 0.91%
 Bell Atlantic Financial Services, Inc.,
   Convertible,
   5.75%, 4-1-03 (A) .....................     3,000    3,027,000
 Southwestern Bell Telephone Company,
   5.77%, 10-14-03 .......................     1,350    1,393,945
                                                     ------------
                                                        4,420,945
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES - 5.96%              $ 29,026,976
 (Cost: $30,532,536)

UNITED STATES GOVERNMENT SECURITIES
Agency Obligations - 5.57%
 Federal Home Loan Mortgage Corporation,
   6.625%, 9-15-09 .......................     5,000    5,484,300
 Federal National Mortgage Association:
   6.51%, 5-6-08 .........................     6,750    6,973,459
   6.19%, 7-7-08 .........................     4,500    4,638,339
   6.625%, 9-15-09 .......................     4,000    4,382,376
   7.25%, 1-15-10 ........................     5,000    5,667,155
                                                     ------------
                                                       27,145,629
                                                     ------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Mortgage-Backed Obligations - 1.57%
Federal National Mortgage Association Fixed Rate
 Pass-Through Certificates,
   8.25%, 6-1-08 .........................    $  115 $    122,551
Government National Mortgage Association Pass-Through
 Certificates:
   9.0%, 7-15-16 .........................        15       16,183
   9.0%, 8-15-16 .........................        77       84,864
   9.0%, 10-15-16 ........................       176      194,221
   9.0%, 11-15-16 ........................        39       42,891
   9.0%, 1-15-17 .........................        41       45,777
   9.0%, 3-15-17 .........................        89       97,854
   9.0%, 4-15-17 .........................        38       42,077
   9.0%, 7-15-17 .........................        51       56,508
   6.5%, 8-15-28 .........................     6,753    6,925,288
                                                     ------------
                                                        7,628,214
                                                     ------------

Treasury Obligations - 19.54%
 United States Treasury Bond:
   7.25%, 5-15-16 ........................     8,500   10,017,726
   6.25%, 8-15-23 ........................    30,000   32,142,810
 United States Treasury Note:
   6.375%, 8-15-02 .......................    12,000   12,072,792
   7.5%, 2-15-05 .........................    33,000   36,532,023
   6.5%, 8-15-05 .........................     4,000    4,356,248
                                                     ------------
                                                       95,121,599
                                                     ------------

TOTAL UNITED STATES GOVERNMENT SECURITIES - 26.68%   $129,895,442
 (Cost: $124,457,511)


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
Chemicals -- Petroleum and Inorganic - 3.35%
 Alcoa Incorporated,
   1.74%, 7-29-02 ........................   $16,311 $ 16,288,926
                                                     ------------

Food and Related - 1.04%
 Alcon Finance PLC (Nestle Capital Corp.),
   1.74%, 7-9-02 .........................     5,000    4,998,067
 General Mills, Inc.,
   1.99%, Master Note ....................        68       68,000
                                                     ------------
                                                        5,066,067
                                                     ------------

Trucking and Shipping - 2.05%
 United Parcel Service, Inc.,
   1.72%, 7-2-02 .........................    10,000    9,999,522
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 6.44%                  $ 31,354,515
 (Cost: $31,354,515)

TOTAL INVESTMENT SECURITIES - 98.12%                 $477,696,247
 (Cost: $459,867,213)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.88%       9,167,850

NET ASSETS - 100.00%                                 $486,864,097


Notes To Schedule of Investments
  *No income dividends were paid during the preceding 12 months.

(A)This security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of this security amounted to 0.62% of net assets.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     CONTINENTAL INCOME FUND
     June 30, 2002
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities - at value
   (Notes 1 and 3) .................................     $477,696
 Receivables:
   Fund shares sold ................................        7,950
   Dividends and interest ..........................        3,463
 Prepaid insurance premium  ........................           19
                                                         --------
    Total assets  ..................................      489,128
                                                         --------
LIABILITIES
 Payable to Fund shareholders  .....................        1,240
 Payable for investment securities purchased .......          723
 Accrued shareholder servicing (Note 2)  ...........          103
 Accrued service fee (Note 2)  .....................           89
 Accrued management fee (Note 2)  ..................           49
 Due to custodian  .................................           25
 Accrued distribution fee (Note 2)  ................           10
 Accrued accounting services fee (Note 2)  .........            6
 Other  ............................................           19
                                                         --------
    Total liabilities  .............................        2,264
                                                         --------
      Total net assets .............................     $486,864
                                                         ========
NET ASSETS
 $1.00 par value capital stock:
   Capital stock ...................................     $ 77,364
   Additional paid-in capital ......................      425,787
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income .          444
   Accumulated undistributed net realized loss
    on investment transactions  ....................      (34,560)
   Net unrealized appreciation in value of
    investments  ...................................       17,829
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $486,864
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................        $6.29
 Class B ...........................................        $6.29
 Class C ...........................................        $6.29
 Class Y  ..........................................        $6.29
Capital shares outstanding:
 Class A  ..........................................       75,243
 Class B ...........................................        1,604
 Class C ...........................................          380
 Class Y  ..........................................          137
Capital shares authorized ..........................      200,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     CONTINENTAL INCOME FUND
     For the Fiscal Year Ended June 30, 2002
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization............                 $ 10,508
   Dividends (net of foreign withholding
   taxes of $4) ........................                    4,726
                                                         --------
    Total income  ......................                   15,234
                                                         --------
 Expenses (Note 2):
   Investment management fee ...........                    3,586
   Service fee:
    Class A ............................                    1,181
    Class B ............................                       23
    Class C ............................                        5
   Shareholder servicing:
    Class A ............................                      998
    Class B ............................                       34
    Class C ............................                        9
    Class Y  ...........................                        2
   Distribution fee:
    Class A ............................                       70
    Class B ............................                       69
    Class C ............................                       15
   Accounting services fee .............                       71
   Custodian fees ......................                       28
   Audit fees ..........................                       20
   Legal fees ..........................                        8
   Other ...............................                      165
                                                         --------
    Total expenses  ....................                    6,284
                                                         --------
      Net investment income ............                    8,950
                                                         --------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on investments  .....                  (29,224)
 Unrealized depreciation in value of
   investments during the period .......                  (22,703)
                                                         --------
   Net loss on investments .............                  (51,927)
                                                         --------
    Net decrease in net assets
      resulting from operations ........                 $(42,977)
                                                         ========

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     CONTINENTAL INCOME FUND
     (In Thousands)

                                     For the    For the     For the
                                      fiscal     fiscal      fiscal
                                        year     period        year
                                       ended      ended       ended
                                      June 30,  June 30,     March 31,
                                        2002       2001        2001
INCREASE (DECREASE) IN NET ASSETS    ---------    ------    --------
 Operations:
   Net investment income ..........  $   8,950  $  2,496  $ 11,867
   Realized net gain (loss) on
    investments  ..................    (29,224)   (5,249)   17,220
   Unrealized appreciation
    (depreciation)  ...............    (22,703)   15,018   (61,182)
                                      --------  --------  --------
    Net increase (decrease) in net
      assets resulting from operations (42,977)   12,265   (32,095)
                                      --------  --------  --------
 Distributions to shareholders from (Note 1E):(1)
   Net investment income:
    Class A  ......................     (9,034)   (2,279)  (12,184)
    Class B  ......................        (88)      (16)      (50)
    Class C  ......................        (17)       (3)      (13)
    Class Y  ......................        (24)       (6)      (28)
   Realized gains on securities transactions:
    Class A  ......................     (2,134)      ---   (52,217)
    Class B  ......................        (38)      ---      (419)
    Class C  ......................         (8)      ---      (113)
    Class Y  ......................         (5)      ---      (110)
                                      --------  --------  --------
                                       (11,348)   (2,304)  (65,134)
                                      --------  --------  --------
 Capital share transactions
   (Note 5) .......................     (2,768)    2,204    29,353
                                      --------  --------  --------
      Total increase (decrease) ...    (57,093)   12,165   (67,876)
NET ASSETS
 Beginning of period  .............    543,957   531,792   599,668
                                      --------  --------  --------
 End of period, including undistributed
   net investment income of $444,
   $657 and $465, respectively.....   $486,864  $543,957  $531,792
                                      ========  ========  ========

(1)See "Financial Highlights" on pages 19 - 22.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     CONTINENTAL INCOME FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each
     Period:(1)

                            For theFor the
                             fiscal fiscal     For the fiscal year
                               year period         ended March 31,
                              ended  ended -----------------------------
                            6-30-026-30-01    2001   2000    1999   1998
                           ---------------  ------ ------  ------ ------
Net asset value,
 beginning of
 period  ...........          $7.00  $6.87   $8.20  $7.97   $8.32  $7.57
                              -----  -----   -----  -----   -----  -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.12   0.03    0.16   0.18    0.33   0.24
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.68)  0.13   (0.57)  1.04    0.04   1.58
                              -----  -----   -----  -----   -----  -----
Total from investment
 operations  .......          (0.56)  0.16   (0.41)  1.22    0.37   1.82
                              -----  -----   -----  -----   -----  -----
Less distributions:
 From net investment
   income ..........          (0.12) (0.03)  (0.17) (0.18)  (0.32) (0.24)
 From capital gains           (0.03) (0.00)  (0.75) (0.81)  (0.40) (0.83)
                              -----  -----   -----  -----   -----  -----
Total
 distributions  ....          (0.15) (0.03)  (0.92) (0.99)  (0.72) (1.07)
                              -----  -----   -----  -----   -----  -----
Net asset value,
 end of period  ....          $6.29  $7.00   $6.87  $8.20   $7.97  $8.32
                              =====  =====   =====  =====   =====  =====

Total return(2) ....          -8.04%  2.33%  -5.61% 16.36%   3.38% 25.20%
Net assets, end of
 period (in
 millions)  ........           $474   $533    $523   $597    $581   $599
Ratio of expenses to
 average net assets            1.21%  1.20%(3)1.16%  1.15%   0.99%  0.91%
Ratio of net investment
 income to average net
 assets  ...........           1.77%  1.84%(3)2.08%  2.22%   2.69%  2.88%
Portfolio turnover
 rate  .............          32.27% 13.50%  47.03% 72.40%  50.68% 55.46%

(1)Per share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     CONTINENTAL INCOME FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                   For the For theFor the  period
                                    fiscal  fiscal fiscal    from
                                      year  period  year10-4-99(1)
                                     ended   ended ended  through
                                   6-30-02 6-30-013-31-01 3-31-00
                                   ------- -------------- -------
Net asset value,
 beginning of period                 $7.00   $6.87  $8.20   $8.11
                                     ----    ----   ----    ----
Income (loss) from investment
 operations:
 Net investment income                0.06    0.02   0.10    0.05
 Net realized and
   unrealized gain (loss)
   on investments ..                 (0.68)   0.13  (0.58)   0.91
                                     ----    ----   ----    ----
Total from investment
 operations  .......                 (0.62)   0.15  (0.48)   0.96
                                     ----    ----   ----    ----
Less distributions:
 From net investment
   income ..........                 (0.06)  (0.02) (0.10)  (0.06)
 From capital gains                  (0.03)  (0.00) (0.75)  (0.81)
                                     ----    ----   ----    ----
Total distributions                  (0.09)  (0.02) (0.85)  (0.87)
                                     ----    ----   ----    ----
Net asset value,
 end of period  ....                 $6.29   $7.00  $6.87   $8.20
                                     ====    ====   ====    ====
Total return .......                 -8.86%   2.11% -6.49%  12.75%
Net assets, end of
 period (in
 millions)  ........                   $10      $8     $6      $1
Ratio of expenses to
 average net assets                   2.13%   2.07%(2)2.07%  2.08%(2)
Ratio of net investment
 income to average
 net assets  .......                  0.84%   0.96%(2)1.16%  1.14%(2)
Portfolio turnover
 rate  .............                 32.27%  13.50% 47.03%  72.40%(2)

(1)Commencement of operations of the class.
(2)Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     CONTINENTAL INCOME FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                   For the For theFor the  period
                                    fiscal  fiscal fiscal    from
                                      year  period   year10-5-99(1)
                                     ended   ended  ended through
                                   6-30-02 6-30-013-31-01 3-31-00
                                   ------- -------------- -------
Net asset value,
 beginning of period                 $7.00   $6.87  $8.20   $8.09
                                     ----    ----   ----    ----
Income (loss) from investment
 operations:
 Net investment income                0.06    0.01   0.09    0.05
 Net realized and
   unrealized gain (loss)
   on investments ..                 (0.68)   0.13  (0.58)   0.93
                                     ----    ----   ----    ----
Total from investment
 operations  .......                 (0.62)   0.14  (0.49)   0.98
                                     ----    ----   ----    ----
Less distributions:
 From net investment
   income ..........                 (0.06)  (0.01) (0.09)  (0.06)
 From capital gains                  (0.03)  (0.00) (0.75)  (0.81)
                                     ----    ----   ----    ----
Total distributions                  (0.09)  (0.01) (0.84)  (0.87)
                                     ----    ----   ----    ----
Net asset value,
 end of period  ....                 $6.29   $7.00  $6.87   $8.20
                                    =====   =====   ====    ====
Total return .......                 -8.95%   2.09% -6.54%  12.98%
Net assets, end of
 period (000 omitted)               $2,391  $1,688 $1,419    $279
Ratio of expenses to
 average net assets                   2.22%   2.16%(2)2.13%  2.23%(2)
Ratio of net investment
 income to average
 net assets  .......                  0.75%   0.88%(2)1.10%  1.09%(2)
Portfolio turnover
 rate  .............                 32.27%  13.50% 47.03%  72.40%(2)

(1)Commencement of operations of the class.
(2)Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     CONTINENTAL INCOME FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:(1)

                            For theFor the
                             fiscal fiscal     For the fiscal year
                               year period         ended March 31,
                              ended  ended -----------------------------
                            6-30-026-30-01    2001   2000    1999   1998
                           ---------------  ------ ------  ------ ------
Net asset value,
 beginning of period          $7.00  $6.87   $8.20  $7.97   $8.33  $7.57
                              -----  -----   -----  -----   -----  -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.08   0.03    0.24   0.21    0.07   0.26
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.62)  0.13   (0.63)  1.03    0.32   1.58
                              -----  -----   -----  -----   -----  -----
Total from investment
 operations  .......          (0.54)  0.16   (0.39)  1.24    0.39   1.84
                              -----  -----   -----  -----   -----  -----
Less distributions:
 From net investment
   income ..........          (0.14) (0.03)  (0.19) (0.20)  (0.35) (0.26)
 From capital gains           (0.03) (0.00)  (0.75) (0.81)  (0.40) (0.82)
                              -----  -----   -----  -----   -----  -----
Total distributions           (0.17) (0.03)  (0.94) (1.01)  (0.75) (1.08)
                              -----  -----   -----  -----   -----  -----
Net asset value,
 end of period  ....          $6.29  $7.00   $6.87  $8.20   $7.97  $8.33
                              =====  =====   =====  =====   =====  =====

Total return .......          -7.77%  2.38%  -5.34% 16.72%   3.58% 25.43%
Net assets, end of
 period (in
 millions)  ........             $1     $1      $1     $1      $1    $11
Ratio of expenses
 to average net
 assets  ...........           0.92%  0.92%(2)0.89%  0.86%   0.81%  0.75%
Ratio of net
 investment income
 to average net
 assets  ...........           2.06%  2.12%(2)2.34%  2.50%   3.32%  3.01%
Portfolio
 turnover rate  ....          32.27% 13.50%  47.03% 72.40%  50.68% 55.46%

(1)Per share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
(2)Annualized.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     June 30, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Continental Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, the Fund seeks long-term appreciation of capital. Effective for the fiscal period ended June 30, 2001, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to June 30 from March 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays this fee daily. The Fund also reimburses WRIMCO for certain out-of-pocket costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5792 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.4125 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,220,887. During the period ended June 30, 2002, W&R received $26,767 and $438 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $815,837 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $21,322, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than United States Government obligations and short-term securities, aggregated $153,122,646, while proceeds from maturities and sales aggregated $163,613,025. Purchases of short-term securities aggregated $2,975,819,763. Proceeds from maturities and sales of short-term securities and United States Government securities aggregated $2,973,608,987 and $3,057,302, respectively. No United States Government securities were purchased during the period ended June 30, 2002.

For Federal income tax purposes, cost of investments owned at June 30, 2002 was $463,793,212, resulting in net unrealized appreciation of $13,903,035, of which $49,122,555 related to appreciated securities and $35,219,520 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2002 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income ......................... $ 9,239,543
Distributed ordinary income .................   8,082,908
Undistributed ordinary income ...............   1,156,635

Realized long-term capital gains ............         ---
Distributed long-term capital gains .........         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ......................  18,016,266

Post-October capital losses deferred ........   7,362,767

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October capital losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by fiscal year in which the capital loss carryovers will expire if not utilized.

2009    ..................................... $ 5,249,257
2010    .....................................  18,016,266
                                              -----------
Total Carryover ............................. $23,265,523
                                              ===========

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.
                            For the       For the       For the
                             fiscal        fiscal        fiscal
                               year        period          year
                              ended         ended         ended
                            6-30-02       6-30-01       3-31-01
                       ------------  ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............       11,923         2,072         5,221
 Class B  ............          867           287           678
 Class C  ............          210            46           212
 Class Y  ............           37             8            50
Shares issued from reinvestment
 of dividends and/or capital
 gains distribution:
 Class A  ............        1,661           310         8,373
 Class B  ............           19             2            63
 Class C  ............            4           ---*           17
 Class Y  ............            5             1            19
Shares redeemed:
 Class A  ............      (14,531)       (2,374)      (10,191)
 Class B  ............         (389)          (24)          (69)
 Class C  ............          (75)          (12)          (57)
 Class Y  ............          (71)          (10)          (38)
                             ------        ------        ------
Increase (decrease) in outstanding
 capital shares ......         (340)          306         4,278
                             ======        ======        ======
Value issued from sale of shares:
 Class A  ............      $78,486       $14,647       $40,169
 Class B  ............        5,771         2,035         5,236
 Class C  ............        1,397           323         1,650
 Class Y  ............          246            58           396
Value issued from reinvestment of dividends
 and/or capital gains distribution:
 Class A  ............       10,719         2,182        61,638
 Class B  ............          123            16           459
 Class C  ............           24             3           126
 Class Y  ............           29             6           137
Value redeemed:
 Class A  ............      (96,025)      (16,739)      (79,216)
 Class B  ............       (2,569)         (174)         (521)
 Class C  ............         (498)          (82)         (420)
 Class Y  ............         (471)          (71)         (301)
                            -------       -------     ---------
Increase (decrease) in
 outstanding capital        $(2,768)      $ 2,204       $29,353
                           ========       =======     =========

*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Continental Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Continental Income Fund, Inc. (the "Fund") as of June 30, 2002, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for the fiscal year then ended, for the period from April 1, 2001 through June 30, 2001 and the fiscal year ended March 31, 2001 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Continental Income Fund, Inc. as of June 30, 2002, the results of its operations for the fiscal year then ended, the changes in its net assets for the fiscal year then ended, for the period from April 1, 2001 through June 30, 2001 and the fiscal year ended March 31, 2001 and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 9, 2002

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
             --------------------------------------------------------
                      For Individuals       For Corporations
                   -------------------------------------------------------
  Record             Ordinary Long-Term                Non- Long-Term
    Date    Total      IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -----    ------------------------------------------------
                                    Class A
 9-19-01 $0.03000    $0.03000  $    --- $0.01490   $0.01510  $    ---
12-12-01  0.06660     0.03810   0.02850  0.02010    0.01800   0.02850
 3-13-02  0.02500     0.02500       ---  0.01210    0.01290       ---
 6-12-02  0.02800     0.02800       ---  0.01360    0.01440       ---
         --------    --------  -------- --------   --------  --------
         $0.14960    $0.12110  $0.02850 $0.06070   $0.06040  $0.02850
         ========    ========  ======== ========   ========  ========

                                    Class B
 9-19-01 $0.01500    $0.01500  $    --- $0.00750   $0.00750  $    ---
12-12-01  0.05360     0.02510   0.02850  0.01330    0.01180   0.02850
 3-13-02  0.01000     0.01000       ---  0.00480    0.00520       ---
 6-12-02  0.01300     0.01300       ---  0.00630    0.00670       ---
         --------    --------  -------- --------   --------  --------
         $0.09160    $0.06310  $0.02850 $0.03190   $0.03120  $0.02850
         ========    ========  ======== ========   ========  ========

                                    Class C
 9-19-01 $0.01300    $0.01300  $    --- $0.00650   $0.00650  $    ---
12-12-01  0.05260     0.02410   0.02850  0.01270    0.01140   0.02850
 3-13-02  0.00700     0.00700       ---  0.00340    0.00360       ---
 6-12-02  0.01300     0.01300       ---  0.00630    0.00670       ---
         --------    --------  -------- --------   --------  --------
         $0.08560    $0.05710  $0.02850 $0.02890   $0.02820  $0.02850
         ========    ========  ======== ========   ========  ========

                                    Class Y
 9-19-01 $0.03500    $0.03500  $    --- $0.01740   $0.01760  $    ---
12-12-01  0.07060     0.04210   0.02850  0.02230    0.01980   0.02850
 3-13-02  0.03000     0.03000       ---  0.01450    0.01550       ---
 6-12-02  0.03300     0.03300       ---  0.01600    0.01700       ---
         --------    --------  -------- --------   --------  --------
         $0.16860    $0.14010  $0.02850 $0.07020   $0.06990  $0.02850
         ========    ========  ======== ========   ========  ========

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Continental Income Fund, Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

  Disinterested Directors

James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment company

John A. Dillingham (62)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (68)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway

Linda K. Graves (48)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (34)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: Vice President & General Counsel, Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (77)
13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (64)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

  Interested Directors

Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer; formerly, Vice President
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present)
Other Directorships held by Director:  None

Frank J. Ross, Jr. (48)
Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (56)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Chairman of the Board of Directors of Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  Director, Vesta Insurance Group (1996 to
1997)

  Officers

Theodore W. Howard (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Vice President, 14 years, Treasurer and Principal Accounting Officer, 26 years; Principal Financial Officer, since 2002 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (34)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Michael D. Strohm (50)
6300 Lamar Avenue, Overland Park KS 66202
Position held with Fund:  Vice President
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WDR (1998 to present); Chief Operations Officer of WDR (since 2002); President, Director, Chief Executive Officer and Chief Financial Officer of W&R (since 2002); Senior Vice President of W&R (1994 to 2002); President and Director of WRSCO (1999 to present)
Directorships held:  None

Cynthia P. Prince-Fox (42)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  9 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRIMCO (2000 to present); Vice President of WRIMCO (1993 to 2000); portfolio manager for investment companies managed by WRIMCO (1993 to present); Co-Chief Investment Officer and Vice President of Austin, Calvert & Flavin, an affiliate of WRIMCO (2001 to present)
Directorships held:  None

DIRECTORS
Keith A. Tucker, Chairman of the Board
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Henry J. Herrmann
Glendon E. Johnson
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III


OFFICERS
Henry J. Herrmann, President
Theodore W. Howard, Vice President and Treasurer
Cynthia P. Prince-Fox, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Michael D. Strohm, Vice President

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.










To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com


NUR1004A(6-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.